AMENDMENT NO. 2 TO

INVESTMENT AGREEMENT

This AMENDMENT NO.2 TO INVESTMENT AGREEMENT (this “Amendment”) dated as of September 21, 2012 (the “Effective Date”) is entered into by and among Lone Star Gold, Inc., a Nevada corporation with its principal executive office at 6565 Americas Parkway NE, Suite 200, Albuquerque, NM 87110 (the “Company”), and Fairhills Capital Offshore Ltd., a Cayman Islands exempted company (the “Investor”), with its principal executive officers at 245 Main Street, Suite 302, White Plains, NY 10601.

Recitals

WHEREAS, pursuant to an investment agreement entered into by and between the Company and the Investor dated April 30, 2012 and the amendment No. 1 to such investment agreement dated June 25, 2012 (the investment agreement and the amendment No. 1 to such investment agreement shall be collectively referred to as the “Investment Agreement”), the Investor agreed to invest up to Fifteen Million Dollars ($15,000,000) in the purchase of the Company’s common stock; and

WHEREAS, the Company and the Investor seek to amend the Investment Agreement to reflect mutually agreed upon revised terms in accordance with the provisions of this Amendment;

NOW, THEREFORE, in consideration of the foregoing, and of the mutual representations, warranties, covenants, and agreements herein contained, the parties hereto agree as follows:

Agreement

Section 1.            Defined Terms. Unless otherwise indicated herein, all terms which are capitalized but are not otherwise defined herein shall have the meaning ascribed to them in the Investment Agreement.

Section 2.            Amendment. The Company and the Investor agree to revise Section 7.7 of the Investment Agreement to remove the reference to “and Investor is reasonably satisfied that the SEC no longer is considering or intends to take such action”. As such, Section 7.7 of the Investment Agreement is hereby amended and restated in its entirety as follows:

The Registration Statement shall be effective on each Closing Date and no stop order suspending the effectiveness of the Registration statement shall be in effect or to the Company’s knowledge shall be pending or threatened. Furthermore, on each Closing Date (I) neither the Company nor the Investor shall have received notice that the SEC has issued or intends to issue a stop order with respect to such Registration Statement or that the SEC otherwise has suspended or withdrawn the effectiveness of such Registration Statement, either temporarily or permanently, or intends or has threatened to do so (unless the SEC’s concerns have been addressed), and (II) no other suspension of the use or withdrawal of the effectiveness of such Registration Statement or related prospectus shall exist.

Section 3.          Ratifications; Inconsistent Provisions. Except as otherwise expressly provided herein, the Investment Agreement, is, and shall continue to be, in full force and effect and is hereby ratified and confirmed in all respects, except that on and after the Effective Date: (i) all references in the Investment Agreement to “this Agreement”, “hereto”, “hereof”, “hereunder” or words of like import referring to the Investment Agreement shall mean the Investment Agreement as amended by this Amendment. Notwithstanding the foregoing to the contrary, to the extent that there is any inconsistency between the provisions of the Investment Agreement and this Amendment, the provisions of this Amendment shall control and be binding.

Section 4.          Counterparts. This Amendment may be executed in any number of counterparts, all of which will constitute one and the same instrument and shall become effective when one or more counterparts have been signed by each of the parties and delivered to the other party. Facsimile or other electronic transmission of any signed original document shall be deemed the same as delivery of an original.

[Signature Page Follows]

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IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be executed by their duly authorized representatives as of the date first indicated above.

The Company:

Lone Star Gold, Inc.

By:	/s/ Daniel M. Ferris
Daniel M. Ferris Chief Executive Officer

The Investor:

Fairhills Capital Offshore Ltd.

By:	/s/ Edward Bronson
Edward Bronson Senior Managing Member

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